UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 26, 2006
T. ROWE PRICE GROUP, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-32191	52-2264646

(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 East Pratt Street, Baltimore, Maryland 21202
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code (410) 345-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 2 – Financial Information
Item 2.02. Results of Operations and Financial Condition.
On April 26, 2006, we issued a press release reporting our first quarter 2006 results. A copy of this press release is attached hereto as Exhibit 99 to this Current Report on Form 8-K.
The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Section 8 – Other Events
Item 8.01. Other Events.
The press release attached as Exhibit 99 to this Current Report on Form 8-K also includes information to be presented at the 2006 annual meeting of our stockholders on April 26, 2006.
Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
99	Press Release dated April 26, 2006.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on April 26, 2006.
T. Rowe Price Group, Inc.

By:	/s/	Kenneth V. Moreland Vice President and Chief Financial Officer